UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2017

OMNICOM GROUP INC.
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-10551 (Commission File Number)	13-1514814 (IRS Employer Identification No.)

437 Madison Avenue, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 415-3600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)     Omnicom Group Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) on May 25, 2017 in Chicago, Illinois. At the Annual Meeting, the Company’s shareholders (i) elected 12 individuals to the Board of Directors (the “Board”), (ii) approved an advisory resolution to approve executive compensation, (iii) approved, on an advisory basis, a frequency of every one year for future shareholder advisory resolutions to approve executive compensation, and (iv) ratified the appointment of KPMG LLP as the Company’s independent auditors for the 2017 fiscal year . The proposals are described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 13, 2017 (the “Proxy Statement”).

(b)     Proposal 1

The Company’s shareholders elected 12 individuals to the Board as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
John D. Wren	193,481,976	1,405,018	85,214	14,902,314
Bruce Crawford	192,378,469	2,412,863	180,876	14,902,314
Alan R. Batkin	193,557,762	1,323,320	91,126	14,902,314
Mary C. Choksi	193,992,561	896,090	83,556	14,902,314
Robert Charles Clark	190,403,259	4,483,624	85,324	14,902,314
Leonard S. Coleman, Jr.	184,221,171	10,667,821	83,216	14,902,314
Susan S. Denison	187,076,339	7,815,939	79,929	14,902,314
Deborah J. Kissire	194,616,019	265,726	90,463	14,902,314
John R. Murphy	185,489,596	9,381,063	101,548	14,902,314
John R. Purcell	184,478,280	10,408,809	85,119	14,902,314
Linda Johnson Rice	187,212,103	7,681,900	78,204	14,902,314
Valerie M. Williams	194,625,233	263,570	83,405	14,902,314

Proposal 2

The Company’s shareholders approved an advisory resolution on the compensation of the Company’s named executive officers as reported in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
181,322,469	13,293,988	355,440	14,902,624

Proposal 3

The Company’s shareholders approved, on an advisory basis, a frequency of every one year for future shareholder advisory resolutions to approve executive compensation.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
177,128,849	207,612	17,426,443	208,994	14,902,624

Proposal 4

The Company’s shareholders ratified the appointment of KPMG LLP as the Company’s independent auditors for the 2017 fiscal year.

Votes For	Votes Against	Abstentions
205,946,197	3,808,969	119,356

(d)     Based on the result of the vote on Proposal 3, and consistent with the recommendation of the Board, the Board has determined to hold an advisory vote to approve executive compensation every year until the next required advisory vote on the frequency of future advisory resolutions to approve executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omnicom Group Inc.
Date: May 31, 2017
	By:	/s/ Michael J. O’Brien

	Name:	Michael J. O’Brien
	Title:	Senior Vice President, General Counsel and Secretary